   CERTIFICATION

I, Malcolm R. Fobes III, certify that:

1.  I have reviewed this report on Form N-Q of The Berkshire Funds;

2.  Based  on  my knowledge, this report does not contain any untrue statement of  a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were  made,  not  misleading  with  respect  to the period covered by this report;

3.  Based  on  my knowledge, the schedules of investments included in this re-

    port fairly present in all material respects the investments of the regis-

    trant as of the end of the fiscal quarter for which the report is filed;

4.  The  registrant's  other  certifying  officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defin-

    ed in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control  over  financial  reporting (as defined in Rule 30a-3(d) under the

    Investment Company Act of 1940) for the registrant and have:

(a) Designed  such  disclosure  controls  and  procedures, or caused such dis-

    closure  controls  and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated  subsidiaries, is made known to us by others within those en-

    tities,  particularly  during  the  period  in  which this report is being prepared;

(b) Designed  such  internal  control over financial reporting, or caused such internal  control over financial reporting to be designed under our super-

    vision,  to  provide reasonable assurance regarding the reliability of fi-

    nancial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated  the  effectiveness  of the registrant's disclosure controls and procedures  and presented in this report our conclusions about the effect-

    iveness  of the disclosure controls and procedures, as of a date within 90 days  prior to  the  filing date of this report, based on such evaluation;

(d) Disclosed  in  this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal  quarter  that  has materially affected, or is reasonably likely to materially  affect,  the  registrant's internal control over financial re-

    porting; and

5.  The  registrant's  other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a) All  significant  deficiencies  and  material  weaknesses in the design or operation  of  internal  control  over  financial reporting which are rea-

    sonably  likely  to  adversely  affect the registrant's ability to record,

    process, summarize, and report financial information; and

(b) Any  fraud,  whether  or  not  material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: November 30, 2015

By: /s/ Malcolm R. Fobes III

        --------------------

        Malcolm R. Fobes III

        President, Treasurer and Chief Financial Officer